Exhibit 10.5

Exhibit 99.7 Prepared by, Recording Requested By and When Recorded Return To: Genworth Life Insurance Company c/o Bank of America RESF – Servicing 900 West Trade Street Suite 650 NC1-026-06-01 Charlotte, North Carolina 28255 Loan No. 901000544 MORTGAGE, ASSIGNMENT OF RENTS ANB LEASES, ANB SECURITY AGREEMENT (ALSO CONSTITUTING A FIXTURE FILING) THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, AND SECURITY AGREEMENT (this “Mortgage”) is made this [ILLEGIBLE] day of April , 2013, between WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company, and WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company, as Mortgagor (collectively, “Borrower”), whose address is 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552; and GENWORTH LIFE INSURANCE COMPANY, a Delaware corporation, as Mortgagee (“Lender”), whose address is c/o Bank of America, RESF - Servicing, 900 West Trade Street, Suite 650, NC1-026-06-01, Charlotte, North Carolina 28255. For purposes of Article 9 of the Uniform Commercial Code, this Mortgage constitutes a security agreement and financing statement with Borrower being the Debtor and Lender being the Secured Party. This Mortgage also constitutes a financing statement filed as a fixture filing pursuant to Article 9 of the Uniform Commercial Code. Lender is making a loan (the “Loan”) in the principal amount of FIFTEEN MILLION ONE HUNDRED THOUSAND DOLLARS ($15,100,000.00), such amount being the maximum principal amount of indebtedness secured by this Mortgage, to be secured by that certain real property (the “Realty”) described in Exhibit A attached hereto. The Loan, if not sooner paid, is due and payable in full on April 30, 2018. Pursuant to N.J.S.A § 46:9-4, as amended, Borrower will pay the indebtedness as hereinbefore provided. In consideration of the Loan, Borrower hereby irrevocably MORTGAGES to Lender all of Borrower’s estate, rights, title, claim, interest and demand, either in law or in equity, of, in and to the following property, whether the same be now owned or hereafter acquired (me “Property”): (a) The Realty and all rights to the land lying in alleys, streets and roads adjoining or abutting the Realty; (b) All buildings, improvements and tenements now or hereafter located on the Realty; (c) All fixtures and articles of property now or hereafter attached to, or used or adapted for use in the ownership, development, operation or maintenance of, the buildings, improvements and Realty (whether such items are leased, owned or subject to any title retaining or security instrument, or otherwise used or possessed), including without limitation all heating, cooling, air-conditioning, ventilating, refrigerating, plumbing, generating, power, lighting, laundry, maintenance, incinerating, lifting, cleaning, fire prevention and extinguishing, security and access control, cooking, gas, electric and communication fixtures, equipment and apparatus, all engines, motors, conduits, pipes, pumps, tanks, ducts, compressors, boilers, water heaters and furnaces, all ranges, stoves, disposers, refrigerators and other appliances, all escalators and elevators, all baths and sinks, all cabinets, partitions, mantels, built-in mirrors, window shades, blinds, screens, awnings, storm doors, windows and sash, all carpeting, underpadding, floor covering, panelling and draperies, all furnishings of public spaces, halls and lobbies, and all shrubbery and plants; all of which items shall be deemed part of the real property and not severable wholly or in part without material injury to the freehold; provided, however, that personal property and trade fixtures owned or supplied by tenants of the Property with the right of removal at the termination of their tenancies shall not be included within the scope of this paragraph; (d) All easements, access, air and development rights, minerals and oil, gas and other hydrocarbon substances, royalties, water, water rights and water stock, and all other rights, hereditaments, privileges, permits, licenses, franchises and appurtenances now or hereafter belonging or in any way appertaining to the Realty; (e) All of the rents, revenues, issues, profits and income of the Property, and all present and future leases and other agreements for the occupancy or use of all or any part of the Realty, including without limitation all cash or security deposits, advance rentals and deposits or payments of similar nature, and all guaranties of tenants’ or occupants’ performances under such leases and agreements; SUBJECT, HOWEVER, to the assignment of rents and other property to Lender herein contained; (f) All general intangibles relating to the development or use of the Property, including without limitation all permits, licenses and franchises, all names under or by which the Property may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, logos and good will in any way relating to the Property; (g) All water stock relating to the Property, all shares of stock or other evidence of ownership of any part of the Property that is owned by Borrower in common with others, and all documents of membership in any owners’ or members’ association or similar’ group having responsibility for managing or operating any part of the Property; and (h) All products and proceeds of all of the foregoing; TO SECURE THE FOLLOWING (collectively the “Secured Obligations”): (1) Payment of the sum of FIFTEEN MILLION ONE HUNDRED THOUSAND DOLLARS ($15,100,000.00), with interest thereon, according to the terms and provisions of a promissory note of even date herewith, payable to Lender, or order, and made by Borrower, and all modifications, extensions, renewals and replacements thereof (collectively the “Note”); (2) Payment of all sums advanced to protect the security of this Mortgage, together with interest thereon as herein provided; (3) Payment of all other sums which are or which may become owing under the Loan Documents; (4) Performance of all of Borrower’s other obligations under the Loan Documents; and (5) Payment of the principal and interest on all other future loans or advances made by Lender to Borrower when the promissory note evidencing the loan or advance specifically states that it is secured by this Mortgage, including all modifications, extensions, renewals, and replacements of any such future loan or advance. As used herein, the term “Loan Documents” means the Note, this Mortgage, any loan agreement and Uniform Commercial Code Financing Statement executed in connection herewith, and any other instrument or document evidencing or securing the Loan or otherwise executed in connection therewith (except the Environmental Indemnity), together with all modifications, extensions, renewals and replacements thereof. -2-

BORROWER HEREBY REPRESENTS, WARRANTS, COVENANTS AND AGREES AS FOLLOWS: ARTICLE I TITLE AND USE 1.1 Warranty of Title. Borrower represents and warrants to Lender that: (a) Except as may otherwise be expressly stated in this Mortgage, the Borrower warrants the title to the Property, as defined in N.J.S.A. § 46:9-2, as amended, and Borrower has good and marketable title in fee simple to such of the Property as is real property and is the sole and absolute owner of all other Property; (b) the Property is free from liens, encumbrances, exceptions or other charges of any kind whatsoever other than non-delinquent installments of property taxes and assessments, general and special, those items, if any, listed as exceptions on the title insurance policy issued to and approved by Lender in connection with the Loan, and any other liens, encumbrances, exceptions or charges expressly permitted by the terms of this Mortgage (collectively, “Permitted Exceptions”), and no others, whether superior or inferior to this Mortgage, will be created or suffered to be created by Borrower during the life of this Mortgage without the prior written consent of Lender; (c) no default on the part of Borrower or, to Borrower’s actual knowledge, any other person exists under any of the Permitted Exceptions and all Permitted Exceptions are in full force and effect and in good standing, without modification except as disclosed on Exhibit A attached; (d) none of the Permitted Exceptions will be modified by Borrower without Lender’s prior written consent; (e) Borrower will fully comply with all the terms of the Permitted Exceptions; and (f) that Borrower has the right to grant, transfer, convey and assign the Property as herein provided and will forever warrant and defend the Property unto Lender against all claims and demands of any other person whomsoever, subject only to non-delinquent installments of taxes and assessments and the Permitted Exceptions. 1.2 Hazardous Substances. (a) Representations and Warranties. Borrower represents and warrants to Lender that except as set forth in the environmental reports obtained or delivered to Lender in connection with the Loan: (i) To the Borrower’s actual knowledge, no asbestos has ever been used in the construction, repair or maintenance of any building, structure or other improvement now or heretofore located on the Property; (ii) no Hazardous Substance is currently being generated, manufactured, refined, transported, treated, stored, handled or disposed of, transferred, produced or processed on, under or about the Property, except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws; (iii) neither Borrower nor, to Borrower’s actual knowledge any other person or entity has ever caused or permitted any Hazardous Substance to be generated, manufactured, refined, transported, treated, stored, handled or disposed of, transferred, produced or processed on, under or about the Property, except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws; (iv) Borrower has not received any notice of, nor is Borrower aware of, any actual or alleged violation with respect of the Property of any federal, stare or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances; and (v) neither Borrower nor the Property is subject to any governmental or judicial claim, order, judgment or lien with respect to the clean-up of Hazardous Substances at or with respect to the Property, including, without limitation, the New Jersey Industrial Site Recovery Act, N.J.S.A.13:1K-6, et seq. (“ISRA”), the New jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23 11B at seq., the New Jersey Leaking Underground Storage Tank Act, N.J.S.A. 58:10A-21 at seq., and any stare super-lien and environmental clean-up statutes. Borrower further represents and warrants to Lender that the foregoing representations and warranties contained in this paragraph 1.2(a) are made after and are based upon inspection of the Property by Borrower and due inquiry by Borrower as to the prior uses of the Property. (b) If the provisions of ISRA become applicable to the Property subsequent to the date of this Mortgage, Borrower shall provide Lender with prompt written notice thereof and shall immediately take all requisite action to insure full compliance therewith. Borrower shall deliver to Lender copies of all correspondence, notices and submissions that it sends or receives from the New Jersey Department of Environmental Protection in connection with such ISRA compliance. Borrower’s obligation to comply with ISRA shall, notwithstanding its general applicability, also specifically apply to a sale, transfer, closure or termination of operations associated with any foreclosure action, including, without limitation, a foreclosure action brought with respect to this Mortgage. -3-

(c) Definition. As used herein, the term “Hazardous Substance” means any hazardous, toxic or dangerous substance, waste or material which is or becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or clean up, including without limitation any substance, waste or material which now or hereafter is (A) designated as a “hazardous substance” under or pursuant to the Federal Water Pollution Control Act (33 U.S.C. §1251 et sea.), (B) defined as a “hazardous waste” under or pursuant to the Resource Conservation and Recovery Act (42 U.S.C. §6901 et sea.), (C) defined as a “hazardous substance” in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.), or (D) defined or listed as a “hazardous substance” or “hazardous waste” pursuant to N.J.S.A. § 13:1D-37, a “hazardous substance” pursuant to N.J.S.A. § 13:1K-8, a “hazardous substance” pursuant to N.J.S.A. § 58:10-23.11b, a “hazardous pollutant”, “pollutant” or “toxic pollutant” pursuant to N.J.S.A. § 58:10A-3, or a “hazardous substance” pursuant to N.J.S.A. § 58:10A-22. 1.3 Location of Borrower. Borrower represents and warrants to Lender that each Borrower is a limited liability company organized under the laws of the State of Delaware, qualified to transact business in the State of New Jersey, and each Borrower’s exact legal name is as set forth in the first paragraph on page 1 of this Mortgage. Borrower covenants that it will give Lender thirty (30) days’ prior written notice of any act, event or occurrence which will cause the representations and/or warranties in this paragraph to become untrue in any respect. ARTICLE II BORROWER’S COVENANTS 2.1 Payment and Performance of Secured Obligations. Borrower will pay when due all sums which are now or which may become owing on the Note, and will pay and perform all other Secured Obligations, in accordance with their terms. (a) Taxes and Assessments. Except as the same may otherwise be paid under Article III, Borrower will pay prior to delinquency directly to the payee thereof all taxes and assessments (including without limitation non-governmental levies or assessments such as maintenance charges, owner association dues or charges, or fees, levies or charges resulting from covenants, conditions or restrictions) levied, assessed or charged against or with respect to the Property or this Mortgage. Pursuant to N.J.S.A. § 46:9-3, as amended, Borrower covenants that no owner of the Property shall be entitled to any credit by reason of the payment of any tax on the Property. Upon request, Borrower shall promptly furnish to Lender all notices of amounts due under this subparagraph and all receipts evidencing such payments. However, Borrower may contest any such taxes or assessment by appropriate proceedings duly instituted and diligently prosecuted at Borrower’s expenses. Borrower shall not be obligated to pay such taxes or assessments while such contest is pending if the Property is not thereby subjected to imminent loss or forfeiture and, if Borrower has not provided evidence that it has deposited with entire amount assessed with the applicable governmental authority, it deposits the entire amount together with projected penalties and interest with Lender or provides other security satisfactory to Lender in its sole discretion. (b) Utilities. Borrower will pay when due all utility charges and assessments for services furnished the Property. (c) Liens and Charges. Borrower will pay when due the claims of all person supplying labor or materials to or in connection with the Property. Without waiving the restrictions of paragraph 4.1, Borrower will promptly discharge any lien other charge, whether superior or inferior to this Mortgage, which may be claimed against the Property. 2.3 Insurance. (a) Coverages Required. Borrower will keep the following insurance coverages in effect with respect to the Property: -4-

(i) Insurance against loss by fire, vandalism, malicious mischief and such other hazards as may now or hereafter be embraced by the standard “all risk” or “special form” policy of insurance, in an amount equal at all times to the lesser of one hundred percent (100%) of the current replacement value of the improvements then located on the Property or the amount of the Loan. All such insurance coverage shall contain a “replacement cost endorsement”, without deduction for depreciation. (ii) Flood risk insurance in the maximum amount of insurance coverage available or the full replacement cost of the buildings on the Realty, whichever is less, if the Realty is now or hereafter designated as being located within a special flood hazard area under the Flood Disaster Protection Act of 1973 and if flood insurance is available. (iii) Loss of rental value insurance and/or business interruption insurance, as follows; If all or any portion of the Property is rented or leased, loss of rental value insurance in an amount equal to twelve (12) months’ aggregate gross rents from the Property as is so occupied. If all or any portion of the Property is occupied by Borrower, business interruption insurance in an amount equal to twelve (12) months’ net income from such portion of the Property as is so occupied. The amount(s) of such coverage(s) shall be subject to adjustment, from time to time at Leader’s request, to reflect changes in the rental and/or income levels during the term of the Loan. (iv) Commercial general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Property (including coverage for elevators and escalators, if any, on the Property), with the coverage being in an amount of not less than One Million Dollars ($1,000,000) combined single-limit liability coverage, or in such greater amount(s) as Lender may reasonably require. (v) Insurance covering the perils of terrorism and acts of terrorism. (vi) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator and escalator equipment, provided the improvements contain equipment of such nature, and insurance against loss of occupancy or use arising from breakdown of any of such items, in such amounts as Lender may reasonably require. (vii) Demolition, increased cost of construction and contingent building laws liability insurance, if and at any time the Property constitutes a legal, non-conforming use under applicable zoning or other governmental laws. (viii) Sinkhole insurance if the Property is located in a sinkhole zone. (ix) Wind storm insurance. (x) Insurance (excluding, however, earthquake insurance) against such similar or other hazards, casualties, liabilities and contingencies, in such forms and amounts, as Lender may from time to time reasonably require. (b) Policies. Each insurance policy will he in form and content acceptable to Lender, with a deductible of no greater than Twenty-Five Thousand Dollars ($25,000.00),and will be issued by a company acceptable to Lender, which company shall, among other things, be (i) duly authorized to provide such insurance in the state in which the Property is located, and (ii) rated “A-”or better with a size rating of “V” or larger by A.M. Best Company in its most recent publication of ratings (provided however, that if A.M. Best Company changes its designations, the basis for its ratings or ceases to provide ratings, Lender shall be entitled to select replacement ratings in the exercise of its reasonable business judgment). Each hazard insurance policy will include a. Form 438BFU or equivalent mortgagee endorsement in favor of and in form acceptable to Lender, naming Lender as first mortgagee and loss payee, and which endorsement provides that the policy to which it relates will survive foreclosure of this Mortgage. Each liability insurance policy will name Lender as an additional assured. An “agreed amount endorsement” will be included in any policy containing a co-insurance clause, and Borrower aggress that any -5-

and all co-insurance clauses and “agreed amount endorsements” must be satisfactory to Lender. If any required property insurance coverage is furnished as part of a “blanket policy,” either the blanket policy will include an “agreed value endorsement” or “agreed amount endorsement,” or Borrower will furnish to Lender a copy of the insurer’s “statement of value” for the Property. All required policies will provide for at least thirty (30) days’ written notice to Lender prior to the effective date of any cancellation or material amendment, which term shall include any reduction in the scope or limits of coverage, and shall include a waiver of subrogation for any policy on which Borrower is a co-insured or additional insured. Borrower shall furnish to Lender (x) the complete original of each required insurance policy, or (y) a certified copy thereof (including all declaration pages, policy forms and endorsements), which shall include an original signature of an authorized officer or agent of the insurer, or (z) an uncertified memorandum copy thereof (including all declaration pages, policy forms and endorsements), together with an original evidence of insurance or certificate of insurance setting forth the coverage, the limits of liability, the carrier, the policy number and the expiration date. As security for the Secured Obligations, Borrower hereby assigns to Lender all required insurance policies, together with all monies and proceeds thereof, rights thereto and all unearned premiums returnable upon cancellation (all such assigned items constituting “Property” for purposes of this Mortgage). (c) Payment; Renewals. Borrower shall promptly furnish to Lender all renewal notices relating to insurance policies. Except as the same may otherwise be paid under Article III, Borrower will pay all premiums on insurance policies directly to the carrier. At least thirty (30) days prior to the expiration date of each such policy, Borrower shall furnish to Lender a renewal policy in a form acceptable to Lender, together with evidence that-the renewal premium has been paid. (d) Insurance Proceeds. (i) In the event of any loss, Borrower will give prompt written notice thereof to the insurance carrier and Lender. Borrower hereby grants Lender a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to make proof of loss, to adjust and compromise any claim, to commence, appear in and prosecute, in Lender’s or Borrower’s name, any action relating to any claim, and to collect and receive insurance proceeds; provided, however, that Lender shall have no obligation to do so. If no Event of Default (as that term is hereafter defined) has occurred and is continuing, the immediately preceding sentence shall apply except that Lender shall not be entitled to act as Borrower’s attorney-in-fact and Borrower shall be entitled to participate jointly with Lender in adjusting and compromising any claim, and appearing in any proceeding. (ii) Except as may otherwise be required by applicable law, Lender shall apply any insurance proceeds received hereunder first to the payment of the costs and expenses incurred in the collection of the proceeds and shall then apply the balance (the “Net Proceeds”), in its absolute discretion and without regard to the adequacy of its security, to: (A) The payment of indebtedness secured hereby, whether then due and payable or not. Any such application of proceeds to principal on the Note shall be without the imposition of any prepayment fee otherwise payable under the Note, but shall not extend or postpone the due dates of the installment payments under the Note, or change the amounts thereof; or (B) The reimbursement of Borrower, under Lender’s prescribed disbursement control procedures, for the cost of restoration or repair of the Property. Lender may, at its option, condition the reimbursement on Lender’s approval of the plans and specifications of the reconstruction, contractor’s cost estimates, construction budget and schedule, architects’ certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments and satisfaction of liens as Lender may reasonably require. (iii) Notwithstanding the provisions of paragraph 2.3(d)(ii) above, Lender agrees that the Net Proceeds from a loss described in this paragraph 2.3(d) will be made available under clause (ii)(B) above to reimburse Borrower for the cost of restoration or repair of the Property, provided that each of the following conditions is satisfied: -6-

(A) At the time the proceeds are received, and at all times during the restoration or repair of the Property, no event or circumstance exists which is or which with the passage of time, the giving of notice, or both will constitute an Event of Default; (B) The Net Proceeds are less than the indebtedness then secured by this Mortgage; (C) The proceeds are received more than one (1) year prior to the maturity date of the Note, including any acceleration of the maturity date by Lender if the Note gives Lender a right of acceleration; (D) Borrower gives Lender written notice within thirty (30) days after the proceeds are received that it intends to restore or repair the Property and requests that the Net Proceeds be made available therefor, and Borrower thereafter promptly commences the restoration or repair and completes the same with reasonable diligence in accordance with plans and specifications approved by Lender, which approval shall not be unreasonably withheld; (E) The Net Proceeds are sufficient, in Lender’s reasonable business judgment, to restore or repair the Property substantially to its condition prior to the damage or destruction or, if in Lender’s reasonable business judgment they are not, Borrower deposits with Lender funds in an amount equal to the deficiency, which funds Lender may, at its option, require be expended prior to use of the Net Proceeds; and (F) Lender receives evidence reasonably satisfactory to Lender that the Property can lawfully be restored or repaired to its condition prior to the damage and destruction and that, upon completion of the restoration or repair, the Property can be operated substantially as it was before and will produce substantially as much income from tenant leases as it did before the damage or destruction. (iv) Except to the extent, if any, that insurance proceeds are applied to payment of the Secured Obligations, nothing herein contained shall be deemed to excuse Borrower from restoring, repairing or maintaining the Property as provided in paragraph 2.4, regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount. (e) Transfer of Title. If the Property is sold pursuant to Article VIII or if Lender otherwise acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition. (f) Insurance Covenant. Pursuant to N.J.S.A § 46:9-5, as amended, Borrower covenants and agrees that the improvements and buildings on the Property shall be kept insured against loss by fire for the benefit of Lender. 2.4 Preservation and Maintenance of Property; Right pf Entry. (a) Preservation and Maintenance. Borrower (i) will not commit or suffer any waste or permit any impairment or deterioration of the Property, (ii) will not abandon the Property, (iii) will restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (iv) will keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon, in good condition and repair and shall replace fixtures, equipment, machinery and appliances of the Property when necessary to keep such items in good condition and repair, and (v) will generally operate and maintain the Property in a commercially reasonable manner. -7-

(b) Alterations. No building or other improvement on the Realty will be structurally altered, removed or demolished, in whole or in part, without Lender’ prior written consent, nor will any fixture or chattel covered by this Mortgage and adapted to the use and enjoyment of the Property be removed at any time without like consent unless actually replaced by an article of equal suitability, owned by Borrower, free and clear of any lien or security interest except such as may be approved in writing by Lender.  (c) Right of Entry. Lender is hereby authorized to enter the Property, including the interior of any structures, at reasonable times and after reasonable notice, for the purpose of inspecting the Property and for the purpose of performing any of the acts it is authorized to perform hereunder. 2.5 Hazardous Substances. (a) No Future Hazardous Substances. Borrower will not cause or permit the Property to be used to generate, manufacture, refine, transport treat, store, handle, dispose, transfer, produce or process any Hazardous Substance (as defined in this Mortgage), except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws, nor shall Borrower cause or permit, as a result of any intentional or unintentional act or omission on the part of Borrower or any tenant, subtenant or other user or occupier of the Property, a releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of any Hazardous Substance onto the Property or any other property or into any waters, except in compliance with all such laws. (b) Notification: Clean Up. Borrower will immediately notify Lender if Borrower becomes aware of (i) any Hazardous Substance problem or liability with respect to the Property, (ii) any actual or alleged violation with respect to the Property of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances, or (iii) any lien or action with respect to any of the foregoing. Borrower will, at its sole expense, take all actions as may be necessary or advisable for the clean-up of Hazardous Substances on or with respect to the Property, including without limitation all removal, containment and remedial actions in accordance with all applicable laws and in all events in a manner satisfactory to Lender, and shall further pay or cause to be paid all clean-up, administrative and enforcement costs of governmental agencies with respect to Hazardous Substances on or with respect to the Property if obligated to do so by contract or by law. (c) Verification. For the purposes of inspecting the Property to ascertain the accuracy of all representations and warranties in this Mortgage relating to Hazardous Substances, and the observance of all covenants contained in this paragraph 2.5, (i) Lender is hereby authorized to enter and inspect the Property, including the interior of any structures, at reasonable times and after reasonable notice; and (ii) if and at any time Hazardous Substances are being handled on the Property, Borrower shall furnish Lender with such information and documents as may be reasonably requested by Lender to confirm that such Hazardous Substances are being handled in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws. Borrower shall reimburse Lender upon demand for all costs and expenses, including without limitation attorneys’ fees, incurred by Lender in connection with any such entry and inspection and the obtaining of such information and documents. 2.6 Parking. If any part of the automobile parking areas included within the Property is taken by condemnation, and before the parking areas are reduced for any other reason, Borrower will take all actions as are necessary to provide parking facilities in kind, size and location to comply with all governmental zoning and other regulations and all leases. Before making any contract for substitute parking facilities, Borrower will furnish to Lender satisfactory assurance of completion thereof free of liens and in conformity with all government zoning and other regulations. 2.7 Use of Property. Borrower will comply with all laws, ordinances, regulations and requirements of any governmental body, and all other covenants, conditions and restrictions, applicable to the Property, and pay all fees and charges in connection therewith. Borrower shall not cause or permit the installation, operation or presence on the Realty of any underground storage tank or system used or to be used for the storage, handling or dispensing of petroleum or any other substance regulated under the Resource Conservation and Recovery Act (42 USC § 6901 et seq.), as now or hereafter amended, or any state or local statute, ordinance, rule, regulation or other law now or -8-

hereafter in effect regulating underground storage tanks or systems. Borrower shall not cause or permit all or any of the Realty to be used for a gasoline station, service station or other fueling facility which in whole or in part handles, sells or distributes gasoline, diesel fuel, gasohol or any other substance used in self-propelled motor vehicles. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower will not allow changes in the use for which all or any part of the Property was intended at the time this Mortgage was executed. Borrower will not initiate or acquiesce in a change in the zoning classification of the Property without Lender’s prior written consent. 2.8 Condemnation. (a) Proceedings. Borrower will promptly notify Lender of any action or proceeding relating to any condemnation or other taking (including without limitation change of grade), whether direct or indirect, of the Property or part thereof or interest therein, and Borrower will appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower grants Lender a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to commence, appear in and prosecute, in Lender’s or Borrower’s name, any action or proceeding relating to any such condemnation or other taking, and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that Lender shall have no obligation to do so. All awards, payments, damages, direct, consequential and otherwise, claims, and proceeds thereof, in connection with any such condemnation or other taking, or for conveyances in lieu of condemnation, are hereby assigned to Lender (all such assigned items constituting “Property” for purposes of this Mortgage); all proceeds of any such awards, payments, damages or claims shall be paid to Lender. (b) Application of Proceeds. Lender shall apply any such proceeds in the manner and upon the terms and conditions set forth in paragraph 2.3(d)(ii) relating to the application of insurance proceeds, without regard to the provisions of paragraph 2.3(d)(iii). 2.9 Protection of Lender’s Security. Borrower will give notice to Lender of and will, at its expense, appear in and defend any action or proceeding that might affect the Property or title thereto or the interests of Lender therein or the rights or remedies of Lender. If any such action or proceeding is commenced or if Lender is made a party to any such action or proceeding by reason of this Mortgage, or if Borrower fails to perform any obligation on its part to be performed hereunder, then Lender, in its discretion, may make any appearances, disburse any sums, make any entries upon the Property and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage, to remedy Borrower’s failure to perform its obligations (without, however, waiving any default by Borrower) or otherwise to protect Lender’s interests. Borrower will pay all losses, damages, fees, costs and expenses, including reasonable attorneys’ fees, of Lender thus incurred. This paragraph shall not be construed to require Lender to incur any expenses, make any appearances or take any actions. 2.10 Reimbursement of Lender’s Expenses. All amounts disbursed by Lender pursuant to paragraph 2.9 or any other provision of this Mortgage, with interest thereon, shall be additional indebtedness of Borrower secured by this Mortgage. All such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the interest rate in effect on the Note from time to time, or at the maximum rate which may be collected from Borrower on such amounts by the payee thereof under applicable law if that is less. 2.11 Books and Records: Financial Statements. Borrower will keep and maintain at Borrower’s address stated above, or such other place as Lender may approver in writing, book of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination, inspection and copying at any reasonable time by Lender. Borrower will furnish to Lender, within twenty (20) days after Lender’s request therefor, the following documents, each certified to Lender by Borrower as being true, correct and complete: (a) a copy of all leases and other agreements for the occupancy or use of all or any part of the Property, (b) a rent roll for the Property, showing the name of each tenant, and for each tenant, the suite occupied, the number of square feet rented, the lease expiration date, the rent payable, the date through which rent has been paid, the amount of any security deposit and the number and term of any renewal options, (c) a copy of the most recent real and personal property tax statements for the Property, (d) a copy of the most recent statements for the insurance coverages maintained under paragraph 2.3(a) of this Mortgage, and (e) a statement of income and -9-

expenses of the Property for the most recently ended fiscal year of Borrower. In addition, Borrower and any general partner therein will furnish to Lender, within twenty (20) days after Lender’s request therefor, a complete and current financial statement, in reasonable detail and certified as correct by Borrower or such partner. Borrower and any general partner therein hereby irrevocably authorize Lender to obtain credit reports on Borrower and any such general partner on one or more occasions during the term of the Loan. ARTICLE III RESERVES 3.1 Deposits. If required by Lender, Borrower will, at the time of making each installment payment under the Note, deposit with Lender a sum, as estimated by Lender, equal to (a) the taxes and special assessments next due on the Property, and (b) the premiums that will next become due on insurance policies as may be required under this Mortgage, less all sums already deposited therefor, divided by the number of months to elapse before one (1) month prior to the date when such rents, taxes, special assessments and premiums will become delinquent. Lender may require Borrower to deposit with Lender, in advance, such other sums for other taxes, assessments. premiums, charges and impositions in connection with Borrower or the Property as Lender reasonably deems necessary to protect Lender’s interests (herein “Other Impositions”). Such sums for Other Impositions shall be deposited in a lump sum or in periodic installments, at Lender’s option. If required by Lender, Borrower will promptly deliver to Lender all bills and notices with respect to any rents, taxes, assessments, premiums and Other Impositions. All sums deposited with Lender under this paragraph 3.1 are hereby pledged as security for the Secured Obligations. 3.2 Application of Deposits. All such deposited sums shall be held by Lender and applied in such order as Lender elects to pay such rents, taxes, assessments, premiums and Other Impositions or, in the Event of Default hereunder, may be applied in whole or in part, to indebtedness secured hereby. The arrangement provided for in this Article III is solely for the added protection of Lender and, except as may otherwise be required by applicable law, entails no responsibility on Lender’s part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon any assignment of this Mortgage by Lender, any funds on hand shall be turned over to the assignee and any responsibility of Lender with respect thereto shall terminate. Each transfer of the Property shall automatically transfer to the transferee all rights of Borrower with respect to any funds accumulated hereunder. Upon payment in full of the Secured Obligations, Lender shall promptly refund to Borrower the remaining balance of any deposits then held by Lender. 3.3 Adjustments to deposits. If the total deposits held by Lender exceed the amount deemed necessary by Lender to provide for the payment of such taxes, assessments, premiums and Other Impositions as the same fall due, then such excess shall, provided no Event of Default then exists hereunder, be credited by Lender on the next due installment of installments of such deposits. If at any time the total deposits held by Lender is less than the amount deemed necessary by Lender to provide for the payment thereof as the same fall due, then borrower will deposit the deficiency with Lender within thirty (30) days after written notice to Borrower stating the amount of the deficiency. ARTICLE IV RESTRICTIONS ON TRANSFER OR ENCUMBRANCE 4.1 Restrictions on Transfer or Encumbrance of the Property. (a) A “Transfer” is: Any sale (by contract or otherwise), encumbrance, conveyance or other transfer of the Property or any party thereof or interest therein; or any change in the ownership of any stock interest in a corporate Borrower, in the ownership of any membership interest or in the manager of a limited liability company Borrower, in the ownership of any general partnership interest in any general or limited partnership Borrower, or in the ownership of any beneficial interest in any other Borrower which is not a natural person or persons (including without limitation a trust); or any change in the ownership of any such stock, membership, general partnership or other beneficial interest in any corporation, limited liability company, partnership, trust or other entity, organization or association directly or indirectly owning an interest in Borrower, or a change in the manager of a limited liability -10-

company. A change in the ownership of a limited partnership interest in a limited partnership shall not be deemed a “Transfer.” (b) Without the prior written consent of Lender, in the Leader’s sole and absolute discretion, no Transfer shall occur, whether by voluntary or involuntary conveyance, transfer, grant or assignment, by operation of law, or in any other manner. The occurrence of any Transfer without Lender’s prior written consent shall constitute an Event of Default under this Mortgage and shall entitle Lender, at its sole and absolute discretion, to exercise any remedy or remedies provided for in paragraph 8.1 hereof. In the event that Lender is its sole and absolute discretion elects to consent to any such Transfer, Lender may condition its consent upon the payment of a fee to Lender, or an increase in the rate of interest due under the Note, or the items in paragraph 4.1(d) below, or any combination of the foregoing. Notwithstanding the foregoing the occurrence of a Transfer under any will, trust or applicable law of descent arising because of the death of an individual shall not constitute an Event of Default, so long as Lender is given prompt notice of the Transfer and the transferee. Lender’s consent to a Transfer or its waiver of an Event of Default by reason of a Transfer shall not constitute a consent or waiver of any right, remedy or power accruing to Lender by reason of any subsequent Transfer. (c) Lender will give its written consent to Transfers (i) of limited partnership interests in GTJ Realty LP (provided that any pledge is to an institutional quality lender such as a bank or insurance company), (ii) under any will, trust or applicable law of descent arising because of an individual’s death, provided that Lender is given prompt notice of the transfer and transferee, (iii) of interests in the borrower or any sub-entity to the transferor’s spouse and/or lineal descendants or trusts established for the transferor’s spouse and/or lineal descendants whose beneficiaries are the transferor, the transferor’s spouse and/or lineal descendants, or (iv) of shares of GTJ REIT, Inc. With respect to Transfers under clauses (i), (ii) and (iii) above, Lender shall (a) receive prior notice (except in the case of the death of an individual), (b) have reviewed and approved the transfer and related documents, (c) receive assurances that the lien priority of this Mortgage will not be affected, (d) receive a $1,500.00 transfer review fee plus payments of Lender’s costs and expenses. Under clauses (ii), (iii) and (iv) above, the managerial control of the Property must remain satisfactory to Lender following the Transfer. Notwithstanding the foregoing, Borrower shall provide Lender with written notice of any change in the Chief Executive Officer or the President of GTJ REIT, Inc. (d) For any Transfer permitted under this Mortgage or requested by Borrower, Lender may condition its consent upon: The Property having been and assurances that it shall continue to be well maintained and managed in a manner reasonably satisfactory to Lender; Lender’s approval of the Transfer terms, documents and background materials; there being no uncured Event of Default under this Mortgage; Borrower furnishing an endorsement to Lender’s title insurance policy insuring the continued validity and priority of the lien of this Mortgage following the Transfer and such Subordination agreements and other documents as may be required by Lender or its title company to issue the endorsement. Unless Lender in its sole discretion otherwise agrees in writing at that time, no Transfer shall release the transferor from any liability under the Loan Documents or the Environmental Indemnity. By accepting a Transfer, the transferee assumes any and all liability of the transferor under the Loan Documents and the Environmental Indemnity to the extent the transferor has personal liability. At Lender’s request, the parties shall execute agreements, guaranties and indemnities in form and substance acceptable to Lender. Regardless whether Lender consents to a Transfer request, Borrower agrees to pay all of Lender’s out-of-pocket expenses incurred in connection with any Transfer request, including without limitation title fees and attorneys’ fees and costs, and Lender may condition its willingness to consider a Transfer request upon a deposit to pay for Lender’s expenses. 4.2 Loan Assumption provision. Notwithstanding any provision of this Mortgage to the contrary, Lender will consent to one sale of the Property to, and the related and concurrent assumption of the Borrower’s obligations under the Loan by, an unrelated third party (“Buyer”) (a ‘‘Loan Assumption”), provided that, each of the following conditions is met in a manner acceptable to Lender, in its sole and absolute discretion, at the time of the Loan Assumption: (a) No event or circumstance has occurred which is or which with the passage of time, the giving of notice, or both will constitute an Event of Default; and -11-

(b) Borrower gives Lender at least thirty (30) days prior written notice of the proposed transfer and copies of all proposed transfer documents; and (c) Buyer evidences a history of property management satisfactory to Leader or contracts for management of the Property with a property management firm satisfactory to Lender; and (d) If the unpaid balance of the Loan at the time of the Loan Assumption exceeds sixty-five percent (65%) of the sale price of the Property, a prepayment of the Loan shall, if required by Lender, be made at the time of the Loan Assumption in the amount of the excess, together with the applicable prepayment fee; and (e) Lender is paid at the time Borrower requests approval of the Loan Assumption, an assumption fee equal to one percent (1%) of the then outstanding Loan balance or $7,500.00, whichever is greater, plus Lender’s legal and administrative expenses incurred in connection with such sale and assumption; and (f) Buyer, the financial statements, financial strength, tax returns and credit history of Buyer, the sale agreement and related documents, and all aspects of the sale and assumption shall be satisfactory to Lender; and (g) Borrower provides a new guarantor or guarantors for the Loan who are acceptable to Lender in its sole discretion; and (h) Borrower, the original guarantor(s), Buyer and the new guarantor(s) enter into an assumption agreement and such other documents as are requested by Lender in order to confirm the Loan Assumption and protect the liens and other security for the Loan; and (i) Borrower furnishes Lender, at Borrower’s expense, with the following: (i) An endorsement to Lender’s title insurance policy, in form and content satisfactory to Lender, insuring the continued validity, enforceability and priority of this Mortgage following the sale and Loan Assumption; and (ii) Such subordination agreements and other documents, in form and content satisfactory to Lender and the title company, as may be required by the title company in order to issue the endorsement; and (j) At the time of the Loan Assumption, Lender may, in its sole discretion, require the continuation or the establishment, as the case may be, of a reserve account under Article III of this Mortgage; and (k) Lender reviews and approves both: (i) the new borrower ownership structure and (ii) the new guarantor, and is able to confirm that no person or entity associated with the new borrower or guarantor (A) is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 (“EO 13244”); (B) name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums, including, but not limited to, the OFAC website (http://www.treasury.gov/ofac/downloads/t11sdn.pdf); (C) is a person who commits, threatens to commit or supports “terrorism,” as that term is defined in EO 13224; or (D) is otherwise affiliated with any entity or person listed above; and (l) Assumption of the Loan shall be conditioned upon the simultaneous assumption of Genworth Loan No. 901000543 extended by Lender to WU/LH 103 Fairview Park LLC and WU/LH 404 Fieldcrest LLC, in accordance with the terms of the assumption set form in the loan documents for such loan; and (m) Lender shall, in connection with a Loan Assumption effected in accordance with the foregoing, release the transferring Borrower and the original guarantor(s) from liability under the non-recourse -12-

exceptions set forth in the Note and Unconditional Guaranty and from liability under the Environmental Indemnity to the extent that such liability arose from acts or omissions occurring after the closing of the Loan Assumption; provided, however, that where the time when any act or omission took place is in dispute, the transferring Borrower and/or released guarantor, as applicable, shall have the burden of proof that such act or occurrence took place after the closing of the Loan Assumption. Notwithstanding the foregoing sentence, Lender may specify in its approval of a proposed Loan Assumption that Borrower and/or any guarantor(s) remain liable under the non-recourse exceptions set forth in the Note and Unconditional Guaranty and the Environmental Indemnity, in which case, Lender shall not be required to release Borrower and/or such guarantor(s) from any liability under the non-recourse exceptions set forth in the Note and Unconditional Guaranty and the Environmental Indemnity. ARTICLE V UNIFORM COMMERCIAL CODE SECURITY AGREEMENT 5.1 Grant to Leader. This Mortgage constitutes a security agreement pursuant to the Uniform Commercial Code with respect to: (a) Any of the Property which, under applicable law, is not real property or effectively made part of the real property by the provisions of this Mortgage; and (b) Any and all other property now or hereafter described on any Uniform Commercial Code Financing Statement naming Borrower as Debtor and Lender as Secured Party and affecting property in any way connected with the use and enjoyment of the Property (any and all such other property constituting “Property” for purposes of this Mortgage); and Borrower hereby grants Lender a security interest in all property described in clauses (a) and (b) above as security for the Secured Obligations. Borrower and Lender agree, however, that neither the foregoing grant of a security interest nor the filing of any such financing statement shall ever be construed as in any way derogating from the parties’ stated intention that everything used in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Mortgage is and at all times shall be regarded for all purposes as part of the real property. 5.2 Lender’s Rights and Remedies. With respect to Property subject to the foregoing security interest, Lender has all of the rights and remedies (i) of a secured party under the Uniform Commercial Code, (ii) provided herein, including without limitation the right to cause such Property to be sold by Lender in any manner permitted by applicable law, and (iii) provided by law. In exercising its remedies, Lender may proceed against the items of real property and any items of personal property separately or together and in any order whatsoever, without in any way affecting the availability of Lender’s remedies. Upon demand by Lender during the existence of an Event of Default hereunder, Borrower will assemble any items of personal property and make them available to Lender at the Property, a place which is hereby deemed to be reasonably convenient to both parties. Lender shall give Borrower at least five (5) days’ prior written notice of the time and place of any public sale or other disposition of such Property or of the time of or after which any private sale or any other intended disposition is to be made. Any person permitted sales as permitted by applicable law. All expenses incurred in realizing on such Property shall be borne by Borrower. 5.3 Fixture Filing. This Mortgage covers goods which are or are to become fixtures on the Realty, and this Mortgage constitutes and is filed as a “fixture filing” (as that term is defined in the New Jersey Uniform Commercial Code) upon such of the Property which is or may become fixtures. Borrower has an interest of record in the Realty. 5.4 Lender Authorization to File Financing Statement: Borrower Cooperation. Borrower hereby authorizes Lender to file one or more Uniform Commercial Code Financing Statements with respect to the Property. Borrower covenants and agrees that it will promptly furnish to Lender, upon Lender’s request, such information as may be required in order for Lender to do so. -13-

ARTICLE VI ASSIGNMENT OF RENTS AND LEASES: LEASES OF PROPERTY: APPOINTMENT OF RECEIVER: LENDER IN POSSESSION 6.1 Assignment of Rents and Leases. As security for the Secured Obligations, Borrower hereby assigns and transfers to Lender all right, title and interest of Borrower in and to (a) any and all present and future leases and other agreements for the occupancy or use of all or any part of the Property, and any and all extensions, renewals and replacements thereof (collectively “Leases”), including without limitation the leases, if any, described on Exhibit B attached, (b) all cash or security deposits, advance rentals and deposits or payments of similar nature under the Leases, (c) any and all guaranties of tenants’ or occupants’ performances under any and all Leases, and (d) all rents, issues, profits and revenues (collectively “Rents”) now due or which may become due or to which Borrower may now or shall hereafter become entitled or may demand or claim (including Rents coming due during any redemption period), arising or issuing from or out of any and all Leases, including without limitation minimum, additional, percentage and deficiency rents and liquidated damages. 6.2 Collection of Rents. Prior to the occurrence of any event or circumstance which is or which with the passage of time, the giving of notice or both will constitute an Event of Default, Borrower shall collect and receive all Rents of the Property as trustee for the benefit of Lender and Borrower, and apply the Rents so collected first to the payment of taxes, assessments and other charges on the Property prior to delinquency, second to the cost of insurance, maintenance and repairs required by the terms of this Mortgage, third to the costs of discharging any obligation or liability of Borrower under the Leases, and fourth to the indebtedness secured hereby, with the balance, if any, so long as no such event or circumstance has occurred, to the account of Borrower. Upon notice from Lender to Borrower of the occurrence of any event or circumstance which is or which with the passage of time, the giving of notice or both will constitute an Event of Default hereunder and stating that Lender exercises its rights to the Rents, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all Rents from the Property as the same become due and payable, including without limitation Rents then due and unpaid, and all such Rents shall immediately be held by Borrower as trustee for the benefit of Lender only. Upon the occurrence of any Event of Default, Lender may make written demand upon all or some of the tenants and occupants of the Property to pay all Rents to Lender, and Borrower hereby agrees that each such tenant and occupant shall have no liability to inquire further as to the existence of a default by Borrower. Upon such written demand by Lender, Borrower hereby agrees to direct each tenant or occupant of the Property to pay all Rents to Lender. Payments made to Lender by tenants or occupants shall, as to such tenants and occupants, be in discharge of the payors’ obligations to Borrower. Lender may exercise, in Lender’s or Borrower’s name, all rights and remedies available to Borrower with respect to collection of Rents. Nothing herein contained shall be construed as obligating Lender to perform any of Borrower’s obligations under any of the Leases. 6.3 Borrower’s Representations and Warranties. Borrower represents and warrants to Lender that Borrower has not executed and will not execute any other assignment of said Leases or Rents, that Borrower has not performed and will not perform any acts and has not executed and will not execute any instrument which would prevent Lender from exercising its rights under this Article VI, and that at the time of execution of this Mortgage there has been no anticipation or prepayment of any of the Rents of the Property for more than two (2) months prior to the due dates thereof. Borrower further represents and warrants to Lender that all existing Leases are in good standing and there is no default thereunder, whether by Borrower or lessee, nor to Borrower’s knowledge any event or condition which, with notice or the passage of time or both, would be a default thereunder. 6.4 Leases of the Property. Borrower will comply with and observe Borrower’s obligations as landlord under all Leases and will do all that is necessary to preserve all Leases in force and free from any right of counterclaim, defense or setoff. Without Lender’s written consent, Borrower will not collect or accept payment of any Rents of the Property more than two (2) months prior to the due dates thereof, will not enter into, execute, modify or extend any Lease now existing or hereafter made providing for a term (assuming that all renewal options, if any, are exercised) of more than five (5) years unless the area demised by the Lease is less than twenty-five percent (25%) of the net rentable area of the building(s) at the Property. Without Lender’s written consent, Borrower will not surrender or terminate any Lease now existing or hereafter made providing a term (assuming that all renewal -14-

 options, if any. are exercised) of more than five (5) years nor will Borrower surrender or terminate in any single twelve-month period Leases demising more than twenty-five percent (25%) of the aggregate total net rentable area. Each Lease of the Property will be subordinate to the lien of this Mortgage, unless Lender elects that the Lease shall be superior to this Mortgage, and each tenant shall execute an appropriate subordination or attornment agreement as may be required by Lender. To the extent required by Lender, each tenant shall execute an estoppel certificate and acknowledge receipt of a notice of the assignment to Lender of its Lease, all satisfactory in form and content to Lender, Without Lender’s written consent Borrower will not request or consent to the subordination of any Lease to any lies subordinate to this Mortgage. 6.5 Lender in Possession: Appointment of Receiver. Upon the occurrence of any Event of Default hereunder, Lender may, in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender’s security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof in the same manner and to the same extent as Borrower could do the same, including without limitation the execution, enforcement, cancellation and modification of Leases, the collection of ail Rents of the Property, the removal and eviction of tenants and other occupants, the making of alterations and repairs to the Property, and the execution and termination of contracts providing for management or maintenance of the Property, all on such terms as are deemed best by Lender to protect the security of this Mortgage. From and after the occurrence of any such Event of Default, if any owner of the Property shall occupy the Property or part thereof such owner shall pay to Lender in advance on the first day of each month a reasonable rental for the space so occupied, and upon failure so to do Lender shall be entitled to remove such owner from the Property by any appropriate action or proceedings. Following the occurrence of an Event of Default, Lender shall be entitled (without notice and regardless of the adequacy of Lender’s security) to the appointment of a receiver, Borrower hereby consenting to the appointment of such receiver, and the receiver shall have, in addition to all the rights and powers customarily given to and exercised by such receivers, all the rights and powers granted to Lender in this Article VI. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property. 6.6 Application of Rents. All Rents collected subsequent to delivery of written notice by Lender to Borrower of an Event of Default hereunder shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the Rents, including without limitation attorneys’ fees, receiver’s fees, premiums on receiver’s bonds, costs of maintenance and repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower under the Leases, and then to the indebtedness secured hereby. Lender or the receiver shall be liable to account only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Article VI. 6.7 Deficiencies. To the extent, if any, that the costs of taking control of and managing the Property, Collecting the Rents, and discharging obligations and liabilities of Borrower under the Leases, exceed the Rents of the Property, the excess sums expended for such purposes shall be indebtedness secured by this Mortgage. Such excess sums shall be payable upon demand by Lender and shall interest from the date of disbursement at the default rate of interest stated in the Note, or the maximum rate which may be collected from Borrower therefore under applicable law if that is less. 6.8 Lender Not Mortgagee in Possession. Nothing herein shall constitute Lender a “mortgagee in possession” prior to its actual entry upon and taking possession of the Property. Entry upon and taking possession by a receiver shall not constitute possession by Lender. 6.9 Enforcement. Lender may enforce this assignment without first resorting to or exhausting any security or collateral for the indebtedness. As used in this Article VI, the word “lease” shall mean “sublease” if this Mortgage is on a leasehold. This assignment shall terminate at such time this Mortgage ceases to secure payment of indebtedness held by Lender. -15-

 ARTICLE VII EVENTS OF DEFAULT 7.1 Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default hereunder: (a) Borrower’s failure to make any payment when due under the Note, this Mortgage or any of the other Loan Documents, followed by Borrower’s failure to make such payment within ten (10) days after written notice thereof given to Borrower by Lender; provided, however, that Lender shall not be obligated to give Borrower written notice prior to exercising its remedies with respect to such default if Lender had previously given Borrower during the previous twelve (12) month period a notice of default for failure to make a payment of similar type. (b) Borrower’s failure to perform any other covenant, agreement or obligation under the Note, this Mortgage or any of the other Loan Documents, followed by Borrower’s failure to cure such default within thirty (30) days after written notice thereof given to Borrower by Lender (or if such cure cannot be completed within such-thirty (30) day period through the exercise of diligence, the failure by Borrower to commence the required cure within such thirty (30) day period and thereafter to continue the cure with diligence and to complete the cure within ninety (90).days following Lender’s notice of default). (c) Borrower or any trustee of Borrower files a petition in bankruptcy or for an arrangement, reorganization or any other form of debtor relief; or such a petition is filed against Borrower or any trustee of Borrower and the petition is not dismissed within forty-five (45) days after filing. (d) A decree or order is entered for the appointment of a trustee, receiver or liquidator for Borrower or Borrower’s property, and such decree or order is not vacated within forty-five (45) days after the date of entry. (e) Borrower commences any proceeding for dissolution or liquidation; or any such proceeding is commenced against Borrower and the proceeding is not dismissed within forty-five (45) days after fee date of commencement. (f) Borrower makes an assignment for the benefit of its creditors, or admits in writing its Inability to pay its debts generally as they become due. (g) There is an attachment, execution or other judicial seizure of any portion of Borrower’s assets and such seizure is not discharged within fifteen (15) days. (h) Any representation or disclosure made to Lender by Borrower or any guarantor in connection herewith proves to be materially false or misleading when made, whether or not that representation or disclosure is contained in the Loan Documents. (i) The existence of any event of default under any of the documents evidencing or securing the loan in the original principal amount of Fourteen Million Four Hundred Thousand Dollars ($ 14,400,000,00) extended by Lender to WU/LH 103 Fairview Park LLC and WU/LH 404 Fieldcrest LLC. 7.2 Form of Notice. At Lender’s any written notice of default required to be given to Borrower under paragraph 7.1 may be given in the form of a statutory notice of default under the laws of the State of New Jersey relating to foreclosures of mortgages. S:\MAG\31173\Loan Documents. doc -16-

 ARTICLE VIII REMEDIES 8.1 Acceleration Upon Default: Additional Remedies. Upon the occurrence of any Event of Default hereunder, Lender may, at its option and without notice to or demand upon Borrower, take any one or more of the following actions: (a) Declare any or all indebtedness secured by this Mortgage to be due and payable immediately. (b) Bring a court action to enforce the provisions of this Mortgage or any of the indebtedness or obligations secured by this Mortgage. (c) Bring a court action to foreclose this Mortgage pursuant to N.J.S.A. § 2A:50, et seq., as amended, or in accordance with applicable law. (d) Cause any or all of the Property to be sold in any manner permitted by applicable law. (e) Exercise any or all of the rights and remedies provided for under this Mortgage and the other Loan Documents. (f) Exercise any other right or remedy available under law or in equity. 8.2 Sale of Property. For any sale under this Mortgage, Lender shall record and give all notices required by law and then, upon the expiration of such time as is required by law, Lender may sell the Property upon any terms and conditions specified by Lender and permitted by applicable law. Lender may postpone any sale by public announcement at the time and place noticed for the sale. If the Property includes several lots or parcels, Lender in its discretion may designate their order of sale or may elect to sell all of them as an entirety. The Property, real, personal and mixed, may be sold in one parcel. 8.3 Application of Sale Proceeds. Except as may otherwise be required by applicable law, the proceeds of any sale under this Mortgage will be applied in the following manner: FIRST: Payment of the costs and expenses of the sale, including without limitation Lender’s fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of Lender, together with interest on all advances made by Lender from date of disbursement at the applicable interest rate under the Note from time to time or at the maximum rate permitted to be charged by Lender under the applicable law if that is less. SECOND: Payment of all sums expended by Lender under me .terms of this Mortgage and not yet repaid, together with interest on such sums from date of disbursement at the applicable interest rate under the Note from time to time or the maximum rate permitted by applicable law if that is less. THIRD: Payment of all other indebtedness secured by this Mortgage in any order that Lender chooses. FOURTH: The remainder, if any, to the person or persons legally entitled to it. 8.4 Waiver of Order of Sale and Marshalling. Lender shall have the right to determine the order is which any and all portions of the Secured Obligations are satisfied from the proceeds realized upon the exercise of any remedies provided herein. Borrower, any person who consents to this Mortgage and any person who now or hereafter acquires a security interest in the Property hereby waives, to the extent permitted by law, any and ail right to require marshalling of assets in connection with the exercise of any of the remedies provided herein or to direct the order in which any of the Property will be sold in the event of any sale under this Mortgage. S:\MAG\31173\Loan Docamsnts.doc -17-

 8.5 Non-Waiver of Defaults. The entering upon and taking possession of the Property, the collection of Rents or the proceeds of fire and other insurance policies or compensation or awards for any taking or damage of the Property, and the application or release thereof as herein provided, shall not cure or waive any default or notice of default hereunder or invalidate any act dose pursuant to such notice. 8.6 Expenses During Redemption Period. If this Mortgage is foreclosed through court action and the Property sold at a foreclosure sale, fee purchaser may during any redemption period allowed, make such repairs or alterations on the Property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sums so paid together with interest thereon from the time of such expenditure at the default rate of interest stated in the Note or the highest lawful rate if that is less shall be added to and become a part of the amount required to be paid for redemption from such sale. 8.7 Foreclosure Subject to Tenancies. Lender shall have the right at its option to foreclose this Mortgage subject to the rights of any tenant or tenants of the Property. 8.8 Evasion of Prepayment Terms. If an Event of Default hereunder has occurred and is continuing, a tender of payment of the indebtedness secured hereby at anytime prior to or at a judicial or nonjudicial foreclosure sale of the Property by Borrower or anyone on behalf of Borrower shall constitute an evasion of the prepayment terms of the Note and shall constitute voluntary prepayment thereunder and any such tender shall to the extent permitted by law include the additional payment required under the prepayment privilege, if any, contained in the Note or, if at that time there is no prepayment privilege, then such payment shall to the extent permitted by law include an additional payment of five percent (5%) of the then principal Loan balance. 8.9 Remedies Cumulative. To the extent permitted by law, every right and remedy provided in this Mortgage is distinct and cumulative to all other rights or remedies under this Mortgage or afforded by law or equity or any other agreement between Lender and Borrower, and may be exercised concurrently, independently or successively, in any order whatsoever. Lender may exercise any of its rights and remedies at its option without regard to the adequacy of its security. 8.10 Lender’s Expenses. Borrower will pay all of Lender’s expenses incurred in any efforts to enforce any terms of this Mortgage, whether or not any suit is filed, including without limitation reasonable legal fees and disbursements, foreclosure costs and title charges. All such sums, with interest thereon, shall be additional indebtedness of Borrower secured by this Mortgage. Such sums shall be immediately due and payable and shall bear interest from the date of disbursement at the default rate of interest stated in the Note, or the maximum rate which may be collected from Borrower under applicable law if that is less. 8.11 Acceleration Covenant. Without limiting and notwithstanding any of the foregoing, pursuant to N.J.S.A. § 46:9-6, as amended, Borrower covenants and agrees that the whole of the indebtedness secured by this Mortgage shall at the option of the Lender become due after default in the payment of any installment of principal and interest as provided in the Note, default in the payment of any tax the responsibility of Borrower under this Mortgage, default in the payment of any water rate or assessment when due, or a failure and default in keeping the improvements and buildings insured against loss by fire for the benefit of and to the satisfaction of the Lender. ARTICLE IX GENERAL 9.1 Application of Payments. Except as applicable law or this Mortgage may otherwise provide, all payments received by Lender under the Note or this Mortgages shall be applied by Lender in the following order of priority: (a) Lender’s expenses incurred in any efforts to enforce any terms of this Mortgages; (b) amounts payable to Lender by Borrower under Article III for reserves; (c) interest and late charges payable on the Note; (d) principal of the Note; (e) interest payable on advances made to protect the security of this Mortgage; (f) principal of such advances; and (g) any other sums secured by this mortgage in such order as Lender, at its option, may determine; provided, however, that Lender may, at its option, apply any such payments received to interest on and principal of -18-

advances made to protect the security of this Mortgage prior to applying such payments to interest on or principal of the Note. 9.2 Reconveyance. Upon payment of all sums secured by this Mortgage, Lender shall reconvey the Property without warranty to the person or persons legally entitled thereto and shall surrender this Mortgage and all notes evidencing indebtedness secured by this Mortgage. The grantee in any reconveyance may be described as the “person or persons legally entitled thereto,” and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Such person or persons shall pay Lender’s reasonable costs incurred in so reconveying the Property. 9.3 Lender’s Powers. Without affecting the liability of any person for payment or performance of the Secured Obligations, or any of Lender’s rights or remedies, or the priority of this Mortgage, Lender, at its option, may extend the time for payment of the indebtedness secured hereby or any part thereof, reduce payment thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of the indebtedness, release the lien of this Mortgage on any part of the Property, take or release other or additional security, release or reconvey or cause to be released or reconveyed all or any part of the Property, or consent to the making of any map or plat of the Property, consent to the granting of any easement or creating any restriction on the Property, or join in any subordination or other agreement affecting this Mortgage or the lien or charge hereof. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorneys’ fees as may be incurred at Lender’s option, for any such action if taken at Borrower’s request. 9.4 Subrogation. Lender shall be subrogated for further security to the lien, although released of record, of any and all encumbrances discharged, in whole or in part, by the proceeds of the Loan or any other indebtedness secured hereby. 9.5 Limitation on Interest and Charges. Interest, fees and charges collected or to be collected in connection with the indebtedness secured hereby shall not exceed the maximum, if any, permitted by any applicable law. If any such law is interpreted so that said interest fees and/or charges would exceed any such maximum and Borrower is entitled to the benefit of such law, then: (a) such interest, fees and/or charges shall be reduced by the amount necessary to reduce the same to the permitted maximum; and (b) any sums already paid to Lender which exceeded the permitted maximum will be refunded. Lender may choose to make the refund either by treating the payments, to the extent of the excess, as prepayments of principal or by making a direct payment to the person(s) entitled thereto. No prepayment premium shall be assessed on prepayments under this paragraph. The provisions of this paragraph shall control over any inconsistent provision of this Mortgage or the Note or any other Loan Documents. 9.6 Additional Documents: Power of Attorney. Borrower, from time to time, will execute, acknowledge and deliver to Lender upon request, and hereby grants Lender a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to execute, acknowledge, deliver and if appropriate file and record, such security agreements, assignments for security purposes, assignments absolute, financing statements, affidavits, certificates and other documents, in form and substance satisfactory to Lender, as Lender may request in order to perfect, preserve, continue, extend or maintain the assignments herein contained, the lien and security interest under this Mortgage, and the priority thereof. Borrower will pay to Lender upon request therefore all costs and expenses incurred in connection with the preparation, execution, recording and filing of any such document. 9.7 Waiver of Statute of Limitations. To the full extent Borrower may do so, Borrower hereby waives the right to assert any statute of limitations as a defense to the enforcement of the lien of this Mortgage or to any action brought to enforce the Note or any other obligation secured by this Mortgage. 9.8 Forbearance by Lender Not a Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law. shall not be a waiver of or preclude the exercise of any right or remedy, and no waiver by Lender of any particular default by Borrower shall constitute a waiver of any other default or of any similar default in the future. Without limiting the generality of the foregoing, the acceptance by Lender of payment of any sum secured by this Mortgage after the due date thereof shall not be a waiver of Lender’s -19-

 right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender’s right to accelerate the maturity of the indebtedness secured by this Mortgage, nor shall Lender’s receipt of any awards, proceeds or damages under paragraphs 2.3 and 2.8 hereof operate to cure or waive Borrower’s default in payment of sums secured by this Mortgage. 9.9 Modifications and Waivers. This Mortgage cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought. 9.10 Notice. Except as applicable law may otherwise require, all notices and other communications shall be in writing and shall be deemed given when delivered by personal service, when sent by overnight courier, or when mailed, by certified or registered mail, postage prepaid, addressed to the address set forth at the beginning ofthis Mortgage. Any party may at any time change its address for such purposes by delivering or mailing to the other parties hereto as aforesaid a notice of such change. 9.11 Governing Law: Severability: Captions. This Mortgage shall be governed by the laws of the State of New Jersey. If any provision or clause of this Mortgage conflicts with applicable law, such conflicts shall not affect other provisions or clauses hereof which can be given effect without the conflicting provision, and to this end the provisions hereof are declared to be severable. The captions and headings of the paragraphs and articles of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof. 9.12 Definitions. As used herein: the term “Borrower” means the Borrower herein named, together with any subsequent owner of the Property or any part thereof or interest therein; and the term “Lender” means the Lender herein named, together with any subsequent owner or holder of the Note or any interest therein, including pledgees, assignees and participants. 9.13 Successors and Assigns: Joint and Several Liability; Agents. This Mortgage shall bind and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, administrators, executors, successors and assigns, subject to the provisions of Article IV hereof. Each person executing this Mortgage as Borrower shall be jointly and severally liable for all obligations of Borrower hereunder. In exercising any rights hereunder or taking actions provided for herein, Lender may act through their respective employees, agents or independent contractors as authorized by Lender. 9.14 Number: Gender. This Mortgage shall be construed so that wherever applicable the use of the singular number shall include the plural number, and vice versa, and the use of any gender shall be applicable to all genders. 9.15 Time. Time is of the essence in connection with all obligations of Borrower herein. 9.16 Request for Notice. Borrower hereby requests that a copy of any notice of default and notice of sale hereunder be mailed to it at its address set forth at the beginning of this Mortgage. 9.17 Modification of Mortgage. This Mortgage is subject to “modification” as such term is defined in N.J.S.A. § 46:9-81, et seq., as amended (“Modification Act”), and shall be subject to the provisions of such Modification Act. 9.18 Receipt of Mortgage. Borrower hereby declares and acknowledges receipt, without charge, of a true and correct copy of this Mortgage. 9.19 Acknowledgement of Notice. Borrower hereby declares and acknowledges receipt of any and all notices, in a timely fashion, from Lender and all other parties required or that may be required pursuant to N.J.S.A. § 46:10A-1, as amended. -20-

IN WITNESS WHEREOF, Borrower has executed this Mortgage as of the day and year first above written. WITNESS: BORROWER: WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company By: GTJ Realty, LP, a Delaware limited partnership, Manager By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation, Manager By: [ILLEGIBLE] Name: [ILLEGIBLE] Title: President WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company By: GTJ Realty, LP, a Delaware limited partnership, Manager By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation; Manager By: [ILLEGEBLE] Name: [ILLEGIBLE] Title: President -21-

 STATE OF NEW YORK, CITY/COUNTY OF .Nassau , TO WIT: BE IT REMEMBERED, that on this 1 day of April , 2013, before me, the subscriber, personally appeared [ILLEGIBLE] , who, I am satisfied. is the person who signed the within instrument as the President of GTJ REIT, Inc., a Maryland corporation, which is the Manager of GTJ GP, LLC, a Maryland limited liability company, which is the General Partner of GTJ Realty, LP, a Delaware limited partnership, which is the Manager of WU/LH 300 AMERICAN L.L.C., a Delaware limited liability company, the limited liability company named in the within instrument, and this person thereupon acknowledged that he/she is authorized to sign the within instrument on behalf of the limited liability company and signed, sealed and delivered this instrument as the voluntary act and deed of the limited liability company. [ILLEGIBLE] (SEAL) NOTARY PUBLIC Paul A. Cooper Notary Public, Stats of New York No. 01C04953428 Qualified in Nassau County Commission Expires November 20, 2013 STATE OF NEW YORK, CITY/COUNTY OF Nassau , TO WIT: BE IT REMEMBERED, that on this 1 day of April , 2013, before me, the subscriber, personally appeared [ILLEGEBLE], who, I am satisfied, is the person who signed the within instrument as the President of GTJ REIT, Inc., a Maryland corporation, which is the Manager of GTJ GP, LLC, a Maryland limited liability company, which is the General Partner of GTJ Realty, LP. a Delaware limited partnership, which is the Manager of WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company, the limited liability company named in the within instrument, and this person thereupon acknowledged that he/she is authorized to sign the within instrument on behalf of the limited liability company and signed, sealed and delivered this instrument as the voluntary act and deed of the limited liability company. [ILLEGIBLE] (SEAL) NOTARY PUBLIC Paul A. Cooper Notary Public State of New York No. 01C04953428 Qualified in Nassau county Commission Expires November 20, 2013 -22-

EXHIBIT A

TO

MORTGAGE

PROPERTY SCHEDULE

LEGAL DESCRIPTION:

The property which is the subject of this Mortgage is situated in the County of Morris, State of New Jersey, and is legally described as follows:

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE BOROUGH OF MORRIS PLAINS, COUNTY OF MORRIS, AND STATE OF NEW JERSEY, AND IS DESCRIBED AS FOLLOWS:

TRACT 1 FEE PARCEL:

BEGINNING AT AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET IN THE SOUTHERLY LINE OF LANDS HEREINDESCRIBED WHERE THE SAME IS INTERSECTED BY THE EASTERLY LINE OF LANDS NOW OR FORMERLY OF PAR THREE PROPERTIES, INC. AS DESCRIBED IN DEED BOOK 2545 AT PAGE 491, SAID POINT BEING DISTANT 693.92 FEET AS MEASURED IN A NORTHERLY DIRECTION ALONG THE EASTERLY LINE OF PAR THREE PROPERTIES, INC. FROM A DRILL HOLE SET AT ITS INTERSECTION WITH THE NORTHERLY SIDELINE OF EAST HANOVER AVENUE, VARIABLE WIDTH RIGHT OF WAY, AND FROM SAID POINT RUNNING; THENCE,

1) ALONG PAR THREE PROPERTIES, INC., NORTH 74 DEGREES 03 MINUTES 20 SECONDS WEST 276.13 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET IN THE EASTERLY LINE OF LANDS NOW OR FORMERLY OF CONRAIL, FORMERLY NEW JERSEY TRANSIT - MORRIS & ESSEX LINE; THENCE,

2) ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 920.93 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET WHERE THE SAME IS INTERSECTED BY THE DIVISION LINE BETWEEN LANDS HEREINDESCRIBED AND LANDS NOW OR FORMERLY OF BAKER-FIRESTONE PROPERTIES LIMITED PARTNERSHIP AS DESCRIBED IN DEED BOOK 2765 AT PAGE 517 SAID PROPERTY DESIGNATED AS LOT E AS SHOWN ON A MAP ENTITLED "FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK", FILED IN THE MORRIS COUNTY CLERK'S OFFICE ON JUNE 7, 1989 AS MAP NO. 4767; THENCE,

3) ALONG LOT E, NORTH 85 DEGREES 16 MINUTES 40 SECONDS EAST 70.12 FEET TO A MAG NAIL

4) WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,

5) SOUTH 32 DEGREES 52 MINUTES 58 SECONDS EAST 162.34 FEET TO A POINT; THENCE,

6) ALONG LOT E AND THEN ALONG LOT D AS SHOWN ON THE AFOREMENTIONED FILED MAP, SOUTH 57 DEGREES 43 MINUTES 18 SECONDS EAST 284.12 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,

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7) NORTH 85 DEGREES 16 MINUTES 40 SECONDS EAST 19.68 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET AT A POINT OF CURVATURE IN THE SAME; THENCE,

8) ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 30.00 FEET, A CENTRAL ANGLE OF 40 DEGREES 30 MINUTES 02 SECONDS, AN ARC LENGTH OF 21.21 FEET, SAID CURVE BEARING A CHORD OF SOUTH 74 DEGREES 28 MINUTES 19 SECONDS EAST, A CHORD DISTANCE OF 20.77 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,

9) SOUTH 35 DEGREES 46 MINUTES 42 SECONDS WEST 78.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET; THENCE,

10) SOUTH 54 DEGREES 13 MINUTES 18 SECONDS EAST 108.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET; THENCE,

11) SOUTH 35 DEGREES 46 MINUTES 42 SECONDS WEST 60.00 FEET TO A CORNER IN THE SAME; THENCE,

12) SOUTH 54 DEGREES 13 MINUTES 18 SECONDS EAST 36.00 FEET TO A CORNER IN THE SAME; THENCE,

13) SOUTH 35 DEGREES 46 MINUTES 42 SECONDS WEST 18.00 FEET TO A CORNER IN THE SAME; THENCE,

14) SOUTH 28 DEGREES 13 MINUTES 18 SECONDS EAST 42.00 FEET TO A CORNER IN THE SAME; THENCE,

15) ALONG LOT D AND THEN ALONG LOT A AS SHOWN ON THE AFOREMENTIONED FILED MAP, SOUTH 00 DEGREES 57 MINUTES 07 SECONDS EAST 308.57 FEET TO A CORNER IN THE SAME; THENCE,

16) SOUTH 29 DEGREES 25 MINUTES 25 SECONDS WEST 144.75 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,

17) SOUTH 85 DEGREES 16 MINUTES 34 SECONDS WEST 60.66 FEET TO DRILL HOLE, SET; THENCE,

18) SOUTH 64 DEGREES 49 MINUTES 45 SECONDS WEST 23.48 FEET TO THE POINT AND PLACE OF BEGINNING.

THIS PROPERTY IS KNOWN AS LOT C AS SHOWN ON A MAP ENTITLED "FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK", FILED IN THE MORRIS COUNTY CLERK'S OFFICE ON JUNE 7,1989 AS MAP NO. 4767.

TRACT 1 EASEMENT PARCEL:

TOGETHER WITH THE BENEFITS OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR AMERICAN ENTERPRISE PARK DATED MARCH 13, 1989 AND RECORDED MAY 26, 1989 IN DEED BOOK 3134, PAGE 189.

TOGETHER WITH THOSE RIGHTS AS ESTABLISHED IN THAT CERTAIN EASEMENT AGREEMENT AMONG WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. AND WU/LH 500 AMERICAN L.L.C. DATED FEBRUARY 25, 2008, RECORDED MARCH 6, 2008 IN THE MORRIS COUNTY CLERK'S OFFICE IN DEED BOOK 21030, PAGE 867.

TRACT 2 FEE PARCEL:

BEGINNING AT AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET IN THE WESTERLY SIDELINE OF NEW JERSEY STATE HIGHWAY ROUTE NO. 178, UNIMPROVED, WHERE THE SAME IS INTERSECTED BY THE DIVISION LINE BETWEEN LOT D AND LOT E AS SHOWN ON "FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK",

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FILED IN THE MORRIS COUNTY CLERK'S OFFICE ON JUNE 7, 1989 AS MAP NO. 4767, DISTANT THE FOLLOWING THREE COURSES MEASURED ALONG SAID SIDELINE FROM THE INTERSECTION OF ROUTE 178 WITH THE WESTERLY SIDELINE OF THE AMERICAN ROAD AS CREATED BY "FINAL PLAT, PROPERTY OF SOUTH CRESCENT PROPERTIES INC.", FILED IN THE MORRIS COUNTY CLERK'S OFFICE ON JULY 18, 1977 AS MAP NO. 3616, A) NORTH 27 DEGREES 50 MINUTES 48 SECONDS WEST 57.59 FEET TO A POINT; THENCE, B) NORTH 26 DEGREES 01 MINUTE 59 SECONDS WEST 678.61 FEET TO A POINT; THENCE, C) NORTH 31 DEGREES 28 MINUTES 35 SECONDS WEST 470.65 FEET TO THE TRUE POINT AND PLACE OF BEGINNING; THENCE,

1) ALONG LOT D, SOUTH 58 DEGREES 31 MINUTES 25 SECONDS WEST 50.00 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,
2) CONTINUING ALONG LOT D, NORTH 31 DEGREES 24 MINUTES 21 SECONDS WEST 59.76 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,
3) CONTINUING ALONG LOT D, SOUTH 57 DEGREES 07 MINUTES 02 SECONDS WEST 490.87 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET; THENCE,
4) CONTINUING ALONG LOT D, SOUTH 61 DEGREES 37 MINUTES 40 SECONDS WEST 27.53 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,
5) CONTINUING ALONG LOT D, SOUTH 32 DEGREES 16 MINUTES 42 SECONDS WEST 20.41 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET IN THE LINE OF LOT C AS SHOWN ON SAID FILED MAP; THENCE,
6) ALONG LOT C, NORTH 57 DEGREES 43 MINUTES 18 SECONDS WEST 36.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET; THENCE,
7) CONTINUING ALONG LOT C, NORTH 29 DEGREES 17 MINUTES 58 SECONDS WEST 11.57 FEET TO A POINT; THENCE,
8) CONTINUING ALONG LOT C, NORTH 32 DEGREES 52 MINUTES 58 SECONDS WEST 162.34 FEET TO A MAG NAIL WITH DISC, IDENTIFIED "RICHARD F SMITH JR. PLS25048", SET; THENCE,
9) CONTINUING ALONG LOT C, SOUTH 85 DEGREES 16 MINUTES 40 SECONDS WEST 70.12 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET IN THE EASTERLY SIDELINE OF CONRAIL, FORMERLY NEW JERSEY TRANSIT MORRIS & ESSEX DIVISION, MAIN LINE; THENCE,
10) ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 62.39 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET; THENCE,
11) CONTINUING ALONG CONRAIL, NORTH 77 DEGREES 25 MINUTES 20 SECONDS WEST 105.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED "RICHARD F SMITH JR, SURVEYOR, NJ #25048, MORRISTOWN", SET; THENCE,
12) CONTINUING ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 270.60 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET; THENCE,
13) CONTINUING ALONG CONRAIL, SOUTH 78 DEGREES 33 MINUTES 20 SECONDS EAST 20.82 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET; THENCE,
14) CONTINUING ALONG CONRAIL, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 230.50 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET WHERE THE SAME IS INTERSECTED BY THE DIVISION LINE BETWEEN LANDS HEREINDESCRIBED AND LANDS NOW OR FORMERLY OF JERSEY CENTRAL POWER & LIGHT DESCRIBED IN DEED BOOK G-65 AT PAGE 112; THENCE,
15) ALONG JERSEY CENTRAL POWER & LIGHT, NORTH 85 DEGREES 16 MINUTES 40 SECONDS EAST 130.25 FEET TO AN IRON PIPE; THENCE,
16) CONTINUING ALONG JERSEY CENTRAL POWER & LIGHT, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 110.38 FEET TO AN IRON PIPE WHERE THE SAME IS INTERSECTED BY OTHER LANDS NOW OR FORMERLY OF JERSEY CENTRAL POWER & LIGHT DESCRIBED IN DEED BOOK G- 52 AT PAGE 89; THENCE,

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17) CONTINUING ALONG JERSEY CENTRAL POWER & LIGHT, SOUTH 79 DEGREES 06 MINUTES 55 SECONDS EAST 100.00 FEET TO AN IRON ROD WITH CAP, IDENTIFIED AS AFORESAID, SET; THENCE,
18) CONTINUING ALONG JERSEY CENTRAL POWER & LIGHT, NORTH 04 DEGREES 43 MINUTES 20 SECONDS WEST 100.00 FEET TO A POINT IN THE SOUTHERLY LINE OF AN UNNAMED ROAD CONVEYED TO BOROUGH OF MORRIS PLAINS PER DEED BOOK P-53 AT PAGE 107; THENCE,
19) ALONG SAID UNNAMED ROAD, SOUTH 79 DEGREES 06 MINUTES 55 SECONDS EAST 235.14 FEET TO A CONCRETE MONUMENT, SET IN THE WESTERLY SIDELINE OF NEW JERSEY STATE HIGHWAY ROUTE 178; THENCE,
20) ALONG ROUTE 178, SOUTH 32 DEGREES 52 MINUTES 58 SECONDS EAST 669.64 FEET TO AN IRON ROD; THENCE
21) CONTINUING ALONG ROUTE 178, SOUTH 31 DEGREES 28 MINUTES 35 SECONDS EAST 73.85 FEET TO THE POINT AND PLACE OF BEGINNING.

THIS PROPERTY IS KNOWN AS LOT E AS SHOWN ON A MAP ENTITLED "FINAL PLAT FOR SUBDIVISION OF AMERICAN ENTERPRISE PARK", FILED IN THE MORRIS COUNTY CLERK'S OFFICE ON JUNE 7,1989 AS MAP NO. 4767.

TRACT 2 EASEMENT PARCEL:

TOGETHER WITH THE BENEFITS OF THAT CERTAIN DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR AMERICAN ENTERPRISE PARK DATED MARCH 13, 1989 AND RECORDED MAY 26, 1989 IN DEED BOOK 3134, PAGE 189.

TOGETHER WITH THOSE RIGHTS AS ESTABLISHED IN THAT CERTAIN EASEMENT AGREEMENT AMONG WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. AND WU/LH 500 AMERICAN L.L.C. DATED FEBRUARY 25,2008, RECORDED MARCH 6, 2008 IN THE MORRIS COUNTY CLERK'S OFFICE IN DEED BOOK 21030, PAGE 867.

BEING ALSO KNOWN AS (REPORTED FOR INFORMATIONAL PURPOSES ONLY):

TRACT 1: Block 11, Lot 1.03 on the official tax map of the BOROUGH OF MORRIS PLAINS, County of Morris, State of New Jersey

TRACT 2: Block 11, Lot 1.05 on the official tax map of the BOROUGH OF MORRIS PLAINS, County of Morris, State of New Jersey.

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EXHIBIT B TO MORTGAGE Lessee Date of Lease Coty US LLC October 1, 2012 Immunomedics, Inc. May 22, 1992 -27-